AMENDMENT #1

TO THE AGREEMENT AND DECLARATION OF TRUST OF

FEDERATED HERMES PREMIER MUNICIPAL INCOME FUND

Effective June 26, 2020

A.Strike Section 1 of Article 1 from the Declaration of Trust and substitute in its place the following:

This Trust shall be known as Federated Hermes Premier Municipal Income Fund, pursuant to resolutions approved by the Board of Trustees at a meeting held February 13, 2020 to be effective June 26, 2020, and the Trustees may conduct business of the Trust under the name or any other name as they may determine from time to time.